December 22, 2010	direct phone: 515-242-2490
direct fax: 515-323-8590
email: cownie@brownwinick.com
Peggy Kim, Special Counsel
Office of Mergers & Acquisitions
Securities & Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-3628
Re:	One Earth Energy, LLC Schedule 13E-3 filed November 29, 2010 File No. 5-85779
Dear Ms. Kim:
We are in receipt of your letter dated December 8, 2010, providing comments on our Schedule 13E-3 as filed on November 29, 2010. We reviewed your comments and the purpose of this letter is to provide our responses to your comments. In order to facilitate your review of our responses and the corresponding revisions to our Schedules 13E-3 and offering document, set forth below are each of your comments in chronological order immediately followed by our responses.
Schedule 13E-3
General
1. We note that it appears that you are attempting to rely on the odd-lot exemption in Rule 13e-4(h)(5) for the issuer’s offer to purchase only from members who own fewer than five units. Please advise us as to how the offer complies with Rule 13e-4(h)(5)(i) which requires that the offer still comply with Rule 13e-4(f)(8)(i), the all-holders rule, given that the issuer will accept offers in the following order of priority: first, from those held by members who one unit; second, from those who own two units; third, from those who own three units; fourth, from those who own four units. Please revise your offer to ensure that it complies with Rule 13e4 and Regulation 14E and redisseminate the offer document.
RESPONSE: The Company has decided to rely on the odd-lot exemption in Rule 13e-4(h)(5) for the issuer’s offer to purchase. In order to comply with Rules 13e-4(h)(5)(i) and the cross-referenced 13e-4(f)(8)(i), the Company has decided to remove the prioritization from the offer and make one offer to all members that own four or less units. The Company has revised the

December 22, 2010

Schedule 13e-3, Offering Document, and Transmittal Letter to reflect these changes to the offering terms.
2. We note that the offer to purchase for members that own five units begins at the close of the offer to holders of fewer than five units only if the board determines to extend the offer to holders of five units. Please substantially revise to clarify that the separate offer to those who own five units has not yet commenced and that a separate offer document will be disseminated if the board determines to conduct that offer after the expiration of the current offer. If the board determines to launch a subsequent offer to those who own five units, then the subsequent tender offer will constitute another step in a going private transaction and will require another Schedule 13E-3 to be filed and disseminated. Please be advised that the subsequent offer will also need to comply with Rule 13e-4 and Regulation 14E. Please confirm your understanding and also advise us as to how the issuer will comply with Rule 14e-5 and the cooling-off period in Rule 13e-4(f)(6).
RESPONSE: The Company has decided to remove the prioritization from the offer and make one offer to all members that own four or less units. Thus, by only conducting one offering, Rules 14e-5 and 13e-4(f)(6) will not be an issue with this structure. The Company has revised the Schedule 13e-3, Offering Document, and Transmittal Letter to reflect these changes to the offering terms. In the event the Company does not buy out enough unit holders in this offering to members with four or less units to go private, then it may consider conducting a subsequent offer. The Company recognizes in the event it decides to proceed with a subsequent offering, such subsequent offering will require another Schedule 13e-3 filing, and such offering must be in compliance with Rule 13e-4 and Regulation 14E, including Rule 14e-5 and Rule 13e-4(f)(6).
3. Please revise to state the specific expiration time and date. Please ensure that the offer is open for at least twenty business days. Refer to Rule 14e-1(a).
RESPONSE: The Company intends to keep the offering open for approximately 30 calendar days, however, it will make sure that the 30 calendar days includes 20 business days or will keep the offering open for a longer time to include 20 business days. The Company is not certain of the exact expiration time and date because it will be based on the date the offering documents are mailed to its members, which cannot be determined until the Commission has cleared the Company’s 13e-3 (and the accompanying exhibits, which include the Offer to Purchase and the Transmittal Letter) of comments. The Company has therefore left the expiration time and date blank and noted that the 13e-3, Offer to Purchase and Letter of Transmittal are in draft form pending Commission clearance and that the offering has not yet commenced.
4. Revise to describe treatment of fractional shares. We may have further comment.
RESPONSE: The Company does not have fractional units. Its units were offered in whole

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numbers and no transfers have occurred that have resulted in fractional units. The Company has revised its Offer to Purchase to disclose this fact in the “Summary.”
5. Please advise us as to what consideration was given to whether Farmers Energy Incorporated and Mr. Zafar Rizvi are affiliates engaged in the going private transaction and, accordingly, should be filing persons on the Schedule 13E-3. In this regard, we note that Mr. Rizvi and FEI appear to control the issuer given that they own 73.67% of the outstanding units, that FEI has the right to appoint a majority of the available director votes and that Mr_ Rizvi, as FEI’s appointed director, holds six votes on each matter submitted to the board. Alternatively, please revise the Schedule 13E-3 to include these parties as filing persons. For help in making this determination, please review Interpretive Response 201.05 in the Going Private Transactions, Exchange Act Rule 13e-3 and Schedule 13E-3 section of the Division’s Compliance and Disclosure Interpretations.
RESPONSE: Farmers Energy Incorporated is the parent company of Farmers Energy — One Earth, LLC, and Farmers Energy — One Earth, LLC owns 73.6% of the outstanding units in One Earth. Because Farmers Energy — One Earth, LLC is the actual holder of the One Earth units, it is likely an affiliate engaged in the going private transaction. However, the mere fact that Farmers Energy Incorporated is the parent company of Farmers Energy — One Earth, LLC is not sufficient to result in Farmers Energy Incorporated being engaged in the transaction, and thus Farmers Energy Incorporated is not a filing person in regards to this transaction. The Company has revised the Schedule 13E-3 and the Offer to Purchase to incorporate Farmers Energy — One Earth, LLC as a filing person. Mr. Zafar Rizvi, however, is not personally engaged in the going private transaction. Although he does have six votes on each matter submitted to the Company’s board of directors, Mr. Zafar Rizvi only casts those votes on behalf of Farmers Energy — One Earth, LLC. Mr. Zafar Rizvi represents Farmers Energy — One Earth, LLC on the Company’s board, and does not personally decide how to cast votes on matters submitted to the Company’s board. Mr. Zafar Rizvi acts at the direction of Farmers Energy — One Earth, LLC and can be removed as Farmers Energy — One Earth, LLC’s representative at any time by Farmers Energy — One Earth, LLC. Thus, Mr. Zafar Rizvi is not as an individual a filing person in regards to this transaction.
6. Please note that each filing person must individually comply with the filing, dissemination and disclosure requirements of Schedule 13E-3. Revise the disclosure to include all of the information required by Schedule 13E-3 and its Instructions for any filing person added in response to the preceding comment. For example, include a statement as to whether each person believes the Rule 13e3 transaction is fair to unaffiliated security holders and an analysis of the material factors upon which he/she relied in reaching such conclusion. See Item 8 of Schedule 13E-3, Item 1014 of Regulation M-A and Question 5 of Exchange Act Release No. 34-17719 (April 13, 1981).
RESPONSE: The Company has revised the Schedule 13E-3 and the Offer to Purchase as requested to incorporate Farmers Energy-One Earth, LLC as a filing person.

December 22, 2010

Forward-Looking Statements, page 2
7. Please move this section so that the Summary Term Sheet is immediately followed by the Special Factors section. Refer to Rule 13e-3(e)(1)(ii).
RESPONSE: The Company has revised the Offer to Purchase as requested.
Special Factors, page 3
Background and Purpose of the Offer..., page 3
8. Please revise to address whether the $205,000 reflects the incremental cost savings, since it includes accounting, auditing, and miscellaneous fees that may continue after you are no longer a public company.
RESPONSE: The $205,000 represents only savings as a result of the deregistration. To the extent categories will have on-going expenses even after deregistration (for example, accounting, auditing or mailing costs), the Company has noted that the savings used to calculate the $205,000 total represents the reduction in the category of costs that will occur as a result of deregistration.
9. In an appropriate section, please revise to state whether shareholders will receive any financial information after the going private transaction, and if so, whether the financial statements will be audited.
RESPONSE: The Offer to Purchase currently states in the “Effects of the Offering” section that members will still have access to financial information of the Company as required under the Company’s Second Amended and Restated Operating Agreement, but that the Company does not intend to send out any financial information, including audited financials. The Company has repeated this disclosure in the “Background and Purpose of the Offer...” section of the Offer to Purchase. In addition, the Company has added a disclosure to clarify that the information members have a right to access under the Company’s Second Amended and Restated Operating Agreement includes financial statements, thus, to the extent the Company has audited financial statements prepared, members will have access to the audited financial statements. The Company anticipates that audits will continue to be conducted on its financial statements.
10. We note that the board discussed a cash stock split, an offer to purchase and a reclassification transaction. Please revise to describe the reasons for rejecting each alternative. Refer to Item 1013(b) of Regulation M-A.
RESPONSE: The Company has revised the Offer to Purchase as requested.

December 22, 2010

11. Clarify whether affiliates will be able to take advantage of any net operating loss carry forwards and, if so, how this impacted the decision to structure the transaction in this manner.
RESPONSE: The Company is a limited liability company that is taxed as a partnership for federal income tax purposes. Thus, all losses are passed through to its members at the end of the year. Thus, there are no net operating loss carry forwards at the entity level. Individuals may have reasons particular to their circumstances that would not allow them to take losses, however; and such circumstances would not be different or applicable only to our affiliates. Therefore, net operating loss carry forwards did not have an impact on the decision to structure the transaction in this manner.
12. We note that you are incorporating financial information by reference. Please revise to include the summary financial information required by Item 1010(c) of Regulation M-A since you are incorporating by reference. Refer to Instruction 1 to Item 13 of Schedule 13E-3.
RESPONSE: The Company has revised the Offer to Purchase and the Schedule 13e-3 as requested. Please note, however, the Company has not included summarized pro forma data, because Item 1010(c)(6) only requires such data if material and the Company does not expect the Purchase Offer to have a material effect on the Company.

Very truly yours, /s/ Catherine C. Cownie Catherine C. Cownie
CCC:klh